UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 18, 2005
                                                 -------------------------------

                                 GAMESTOP CORP.
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             (Exact name of registrant as specified in its charter)


           Delaware                  1-31228                  75-2951347
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  (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)           File Number)           Identification No.)


               625 Westport Parkway, Grapevine, TX              76051
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            (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code  (817) 424-2000
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02.   Results of Operations and Financial Condition

             The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

             On August 18, 2005, GameStop Corp. issued a press release announcing its financial results for the fiscal quarter ended July 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

             The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of GameStop Corp., whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01      Financial Statements and Exhibits.

(c)    Exhibits

99.1           Press Release issued by GameStop Corp., dated August 18, 2005.





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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             GAMESTOP CORP.
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                                             (Registrant)


Date: August 18, 2005
                                             /s/ David W. Carlson
                                             --------------------
                                             Name:  David W. Carlson
                                             Title: Executive Vice President and
                                                    Chief Financial Officer



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Table of Contents
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                                 GAMESTOP CORP.

                                  EXHIBIT INDEX


Exhibit Number           Description
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Exhibit 99.1             Press Release of GameStop Corp., dated August 18, 2005